UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2010
U.S. BANCORP
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (651) 466-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 17, 2010, the Compensation Committee of the Board of Directors of U.S. Bancorp (the “Company”) approved an amended and restated form of Performance Restricted Stock Unit Award Agreement (the “Amended and Restated Agreement”). The Amended and Restated Agreement replaces the award agreements for the performance restricted stock units (the “Units”) awarded on February 16, 2010, to the Company’s executive officers. The Amended and Restated Agreement does not apply to the special, one-time retention awards of performance restricted stock units that were also granted to the executive officers on that date.
The Amended and Restated Agreement modifies the original agreements for these awards by providing that the Units accrue cash dividend equivalents for any cash dividends declared by the Company’s Board of Directors on the Company’s common stock after the grant date and before the date that the final award number of Units is determined (the “Determination Date”), in addition to the dividend equivalents that currently accrue on the Units on and after the Determination Date. The executive officers will be entitled to dividend equivalents only with respect to a number of Units equal to the final award number of Units determined on the Determination Date. The final award number of Units is based on (i) the Company’s return on equity result versus a predetermined target and (ii) the Company’s return on equity ranking in its peer group. The dividend equivalents accrued prior to the Determination Date will be paid after the Determination Date.
The Units were awarded pursuant to the shareholder-approved U.S. Bancorp 2007 Stock Incentive Plan, which, as amended and restated, was filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 20, 2010. The form of Amended and Restated Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description in this Current Report on Form 8-K of the form of Amended and Restated Agreement is qualified in its entirety by reference to the attached form of the agreement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	Form of Performance Restricted Stock Unit Award Agreement for Executive Officers (as Amended and Restated November 17, 2010) under U.S. Bancorp Amended and Restated 2007 Stock Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

Date: November 19, 2010

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Performance Restricted Stock Unit Award Agreement for Executive Officers (as Amended and Restated November 17, 2010) under U.S. Bancorp Amended and Restated 2007 Stock Incentive Plan.

4